[TYPE] DEF 14A
[DESCRIPTION] Notice and Proxy Statement
                   SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934
                     (Amendment No. [  ])

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [  ]

Check the Appropriate Box:

[  ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x]  Definitive Proxy Statement

[x]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-
12

            UNION NATIONAL FINANCIAL CORPORATION
       __________________________________________________

        (Name of Registrant as Specified in Its Charter)

       __________________________________________________
        (Name of Person(s) Filing Proxy Statement if other than
                       the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No filing fee required

[  ]  Fee computed on table below per Exchange Act Rules 14a-
6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ]   Fee paid previously with preliminary materials.

[  ]   Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

        [Union National Financial Corporation Letterhead]
                 ________________________________

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON MAY 16, 2001
                 ________________________________

To the Shareholders of Union National Financial Corporation:

     NOTICE IS HEREBY GIVEN that Union National Financial
Corporation will hold its Annual Meeting of Shareholders at 10:00 a.m., Eastern Time, on Wednesday, May 16, 2001, at The Gathering
Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, to consider and vote upon the following proposals:

     1. The election of four Class B Directors to serve for a three-year term and until their successors are properly elected and qualified; and

     2. The transaction of any other business that may properly come before the Annual Meeting and any adjournment of the meeting.

     In accordance with the bylaws of the corporation and action by the Board of Directors, only those shareholders of record at the close of business on March 26, 2001, may vote at the Annual
Meeting and any adjournment of the meeting.

     We welcome your attendance at the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, you are requested to complete, sign, date and promptly return the enclosed form of proxy in the accompanying postage-paid envelope. By so doing, you will assure your proper representation at the meeting. The prompt return of your proxy will also save the corporation expenses involved in further communications. Even if you return a proxy, you may vote in person if you give written notice to the Secretary of the corporation and attend the Annual Meeting.

     If you are a participant in the corporation's Dividend
Reinvestment and Stock Purchase Plan, you will receive separate voting instructions with respect to your shares held in the Dividend Reinvestment and Stock Purchase Plan.

     Union National Financial Corporation's Board of Directors is distributing this proxy statement, form of proxy and the corporation's 2000 Annual Report on or about April 17, 2001.


                            By Order of the Board of Directors,

                            /s/ Mark D. Gainer, President

                            Mark D. Gainer, President


Mount Joy, Pennsylvania
April 17, 2001


YOUR VOTE IS IMPORTANT.
TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED
PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID RETURN
ENVELOPE.

              UNION NATIONAL FINANCIAL CORPORATION

                        P.O. Box 567
                    101 East Main Street
               Mount Joy, Pennsylvania  17552

            __________________________________________

             PROXY STATEMENT FOR THE ANNUAL MEETING OF
              SHAREHOLDERS TO BE HELD ON MAY 16, 2001
            __________________________________________

The corporation is mailing this proxy statement to shareholders on or about April 17, 2001.

Table of Contents
_________________

                                                            Page
                                                            ____
GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . - 1 -
     Date, Time and Place of Annual Meeting. . . . . . . .  - 1 -
     Description of the Corporation. . . . . . . . . . . .  - 1 -

VOTING PROCEDURES. . . . . . . . . . . . . . . . . . . . .  - 1 -
     Solicitation and Voting of Proxies. . . . . . . . . .  - 1 -
     Voting Procedure for Stock Held in DRIP. . . . . . . . - 2 -
     Revocability of Proxy. . . . . . . . . . . . . . . . . - 2 -
     Voting Securities and Record Date. . . . . . . . . . . - 2 -
     Quorum. . . . . . . . . . . . . . . . . . . . . . . .  - 3 -
     Votes Required for Approval. . . . . . . . . . . . . . - 3 -

BENEFICIAL OWNERSHIP OF THE CORPORATION'S STOCK BY PRINCIPAL
SHAREHOLDERS AND MANAGEMENT. . . . . . . . . . . . . . . .  - 3 -
     Principal Shareholders. . . . . . . . . . . . . . . .  - 3 -
     Share Ownership by the Directors, Executive Officers and
     Nominees. . . . . . . . . . . . . . . . . . . . . . .  - 3 -

PROPOSAL:  ELECTION OF DIRECTORS . . . . . . . . . . . . .  - 6 -

MANAGEMENT. . . . . . . . . . . . . . . . . . . . . . . . . - 7 -
     Governance. . . . . . . . . . . . . . . . . . . . . .  - 7 -
     Directors. . . . . . . . . . . . . . . . . . . . . . . - 7 -
     Committees of the Board of Directors. . . . . . . . . - 10 -
     Report of the Audit Committee. . . . . . . . . . . .  - 13 -
     Cash Compensation of Directors . . . . . . . . . . .  - 15 -
     1999 Independent Directors Stock Option Plan . . . .  - 15 -
     Procedure for Nominating Directors . . . . . . . . .  - 16 -
     Executive Officers of the Corporation . . . . . . . . - 17 -
     Executive Officers of the Bank . . . . . . . . . . .  - 18 -

EXECUTIVE COMPENSATION . . . . . . . . . . . . . . . . . . - 19 -
     Option Grants in Fiscal Year 2000 . . . . . . . . . . - 21 -
     Option Exercises in 2000 and Year-End Option Values . - 22 -
     401(k) Profit Sharing Plan . . . . . . . . . . . . .  - 22 -
     Employment Contracts . . . . . . . . . . . . . . . .  - 23 -
     Compensation Committee Report on Executive
     Compensation . . . . . . . . . . . . . . . . . . . .  - 24 -
          Chief Executive Officer Compensation . . . . . . - 25 -
          Executive Officers . . . . . . . . . . . . . . . - 25 -
          Human Resources Committee . . . . . . . . . . .  - 26 -
     Compensation Committee Interlocks and Insider
          Participation . . . . . . . . . . . . . . . . .  - 26 -
     Shareholder Return Performance Graph . . . . . . . .  - 27 -

                                                           Page
                                                           _____
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS . . . . . . - 28 -

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE .  - 29 -

LEGAL PROCEEDINGS . . . . . . . . . . . . . . . . . . . .  - 29 -

INDEPENDENT AUDITORS . . . . . . . . . . . . . . . . . . . - 29 -

SHAREHOLDER PROPOSALS AT THE 2002 ANNUAL MEETING . . . . . - 30 -

OTHER MATTERS . . . . . . . . . . . . . . . . . . . . . .  - 31 -

ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . - 30 -

APPENDIX A                Audit Committee Charter

                      GENERAL INFORMATION

DATE, TIME AND PLACE OF ANNUAL MEETING

     Union National Financial Corporation, a Pennsylvania business corporation and registered bank holding company, is furnishing this proxy statement in connection with the solicitation by its Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the corporation. The Annual Meeting will be held on Wednesday, May 16, 2001, at 10:00 a.m., Eastern Time, at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552.
DESCRIPTION OF THE CORPORATION

     Union National Financial Corporation was established in 1986 as the bank holding company for The Union National Mount Joy Bank, which changed its name in 1998 to Union National Community Bank. Union National Community Bank is the corporation's wholly-owned sole subsidiary.

     The principal executive office of the corporation is located at Union National Community Bank, 101 East Main Street, Mount
Joy, Pennsylvania 17552. The telephone number for the corporation is (717) 653-1441. Please direct all shareholder inquiries to Mark D. Gainer, President of the corporation.

                        VOTING PROCEDURES

SOLICITATION AND VOTING OF PROXIES

     The Board of Directors of the corporation is soliciting this proxy for use at the 2001 Annual Meeting of Shareholders of Union National Financial Corporation. We are first sending this proxy statement and the enclosed form of proxy to shareholders of the corporation on or about April 17, 2001.

     The corporation will pay for preparing, assembling, printing, mailing and soliciting proxies and any additional material that it sends to shareholders. The directors, officers and other employees of the corporation may solicit proxies in person or by mail, telephone, telecopy, telex or other electronic means. The corporation will not pay any additional compensation for this solicitation. The corporation will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to forward proxy solicitation materials to the owners of stock held by these persons and will reimburse these persons for their reasonable forwarding expenses.

     By properly completing the form of proxy, a shareholder appoints the persons designated on the proxy as proxy holders to vote his or her shares as the shareholder specifies on the proxy.

Unless the shareholder specifies a choice on the proxy as to how his or her shares will be voted on a particular matter, the proxy holders will vote the shares represented by any proxy FOR the election of the four nominees for Class B Director named below.

VOTING PROCEDURE FOR STOCK HELD IN DRIP

     If a shareholder is a participant in the corporation's Dividend Reinvestment and Stock Purchase Plan (the DRIP), the enclosed proxy will not serve as a voting instruction card for the shares held in the DRIP. Instead, the Trust Department of the bank, as the administrator of the DRIP, will send these participants separate voting instruction cards covering the shares held within the DRIP. A shareholder must sign and return these separate voting instruction cards, or the shares held in the DRIP will not be voted.

REVOCABILITY OF PROXY

     A shareholder who executes and returns a proxy, or a voting instruction card for shares held in the DRIP, may revoke the proxy at any time before it is voted by:

     *   Giving written notice of the revocation to Carl R.
Hallgren, Secretary, Union National Financial Corporation, at
P.O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania
17552;

     * Executing a later-dated proxy and delivering the later proxy to the above-named Secretary of the corporation; or

     * By attending the Annual Meeting and voting in person after giving written notice to the above-named Secretary of the corporation.

VOTING SECURITIES AND RECORD DATE

     Only holders of common stock on the corporation's records as of the close of business on March 26, 2001, may vote at the Annual Meeting. At the close of business on March 26, 2001, the corporation had issued and outstanding approximately 2,579,842.51 shares of common stock, par value $0.25 per share, the only authorized class of stock. As of March 26, 2001, the corporation had approximately 172,850.70 shares of common stock held in treasury as issued but not outstanding shares.

     On all matters to come before the Annual Meeting, each whole share of common stock will entitle its holder to one vote.
Cumulative voting rights do not exist in the election of directors.

QUORUM

     To transact business at the Annual Meeting, a "quorum" of shareholders must be present. Under Pennsylvania law and the corporation's bylaws, the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary to constitute a quorum. The corporation will count votes withheld and abstentions when determining the presence of a quorum for the particular matter. The corporation will not count broker non-votes when determining the presence of a quorum. A broker non-vote occurs when a broker nominee, holding shares for a beneficial owner, does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. Those shareholders present, in person or by proxy, may adjourn the meeting to another time and place if a quorum is lacking.

VOTES REQUIRED FOR APPROVAL

     Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote shall be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

     Assuming the presence of a quorum, the affirmative vote of a majority of the votes cast by all shareholders, in person or by proxy, who are entitled to vote will be sufficient to approve and adopt any other proposals that may properly come before the Annual Meeting. Abstentions and broker non-votes do not count as votes cast in calculating the required majority. Also, abstentions and broker non-votes have the effect of reducing the number of affirmative votes required to approve a proposal because they reduce the number of votes cast, from which the required majority is calculated.

         BENEFICIAL OWNERSHIP OF THE CORPORATION'S STOCK
            BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

PRINCIPAL SHAREHOLDERS

     As of March 26, 2001, we know of no shareholder who owns more than 5% of the corporation's outstanding common stock, either on the corporation's records or indirectly as a beneficial owner.

SHARE OWNERSHIP BY THE DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

     The following table sets forth, as of March 26, 2001, the
amount and percentage of the common stock of the corporation beneficially owned by:

     *   Each director,

     *   Each executive officer named in the Summary Compensation
Table below under "Executive Compensation",
     *   Each nominee for Class B Director, and
     *   All executive officers and directors as a group.

     The reporting individuals and the corporation have provided this information.


Name of Individual            Amount and          Percent of
or Identity of Group          Nature of           Outstanding
                              Beneficial          Common Stock
                              Ownership (1)(2)    Beneficially
                                                  Owned (3)
____________________          ________________    ____________

Class A Directors:
Franklin R. Eichler           33,369 (4)          1.26%
Mark D. Gainer                24,601 (5)           *
Darwin A. Nissley              4,970 (6)           *

Class B Directors and
Nominees for Class B Director:
Daniel C. Gohn                19,212 (7)           *
Carl R. Hallgren              18,390 (8)           *
David G. Heisey               31,209 (9)          1.18%
Daniel H. Raffensperger       12,647 (10)          *

Class C Directors:
William E. Eby                19,104 (11)          *
Benjamin W. Piersol, Jr.       4,061 (12)          *
Donald H. Wolgemuth           51,958 (13)         1.96%

Executive Officers Named
in the Summary Compensation Table
Who are Not Directors:**
Michael A. Frey               10,726 (14)          *
Clement M. Hoober             11,485 (15)          *

All Executive Officers and Directors
as a Group (13 persons)      246,032              9.30%

________________________
* Less than 1% beneficially owned.
** Summary Compensation Table appears below under "Executive
Compensation."

  (1) The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 26,

2001. However, options granted on December 14, 2000, under the 1997 Stock Incentive Plan, which become exercisable on June 14, 2001, are also included. Each individual has the right to disclaim beneficial ownership of certain of the securities.

  (2)   Rounded to the nearest whole share.

  (3) The calculation of percentages of outstanding common stock is based on the approximately 2,579,842.51 shares outstanding as of March 26, 2001, plus 64,363 shares of common stock subject to options held by the respective persons on March 26, 2001, and exercisable by June 14, 2001. On that date, certain stock option awards made on December 14, 2000, under the corporation's 1997 Stock Incentive Plan will become exercisable.

   (4) Includes 31,165 shares held individually by Mr. Eichler and options to purchase 2,204 shares.

   (5)   Includes 2,024.59446 shares held individually by Mr.
Gainer, 463 shares held individually by his spouse, options to purchase 22,053 shares, and 60 shares held individually by his daughter.

   (6)   Includes 3,648 shares held individually by Mr. Nissley,
220 shares held by his sons, and options to purchase 1,102 shares.

   (7)   Includes 14,393.58852 shares held individually by Mr.
Gohn, 2,614.72903 shares held individually by his spouse, and options to purchase 2,204 shares.

   (8)   Includes 12,222 shares held individually by Mr.
Hallgren, 3,964 shares held by his daughter and options to purchase 2,204 shares.

   (9)   Includes 2,000 shares held individually by Mr. Heisey,
9,776 shares held in a self-directed IRA for Mr. Heisey, 13,039 shares held individually by his spouse, 4,190 shares held in an IRA by his spouse and options to purchase 2,204 shares.

   (10) Includes approximately 6,589.31107 shares held individually by Mr. Raffensperger, approximately 3,853.37275 shares held in a 401(k) plan, and options to purchase 2,204 shares.

   (11)  Includes 1,686 shares held individually by Mr. Eby,
15,214 shares held jointly with his spouse and options to purchase 2,204 shares.

   (12) Includes 1,857 shares held individually by Mr. Piersol and options to purchase 2,204 shares.

   (13)  Includes 47,902 shares held individually by Mr.
Wolgemuth, 1,852 shares held individually by his spouse and options to purchase 2,204 shares.

   (14) Includes 220 shares held individually by Mr. Frey and options to purchase 10,506 shares.

   (15) Includes 54 shares held individually by Mr. Hoober, 115 shares held jointly with his spouse, and options to purchase
11,316 shares.

                            PROPOSAL:
                      ELECTION OF DIRECTORS

     Section 10.2 of the bylaws provides for a Board of Directors consisting of not less than seven nor more than 25 members. The bylaws further provide that the Board of Directors be classified into three classes. Each class is elected for a term of three years. The terms of the separate classes expire in successive years. Within these limits, the Board of Directors has authority to fix the number of directors and their classifications. The Board of Directors has fixed the number of Board members at ten, with three directors in Class A, four directors in Class B, and three directors in Class C.

     Section 11.1 of the bylaws provides further that a majority of the remaining members of the Board of Directors, may select and appoint directors to fill vacancies, even if the number of remaining members is less than a quorum. Any person who is so appointed will serve as director until the expiration of the term of office of the class of directors to which he or she is appointed.
     No person over 70 may serve as a director. Mr. William D. Linkous, a Class C Director since 1995, who attained the age of 70 on March 24, 2001, retired as of that date from his position as director of the corporation. Effective as of his retirement, the Board reduced the number of Class C directors to three.

     The bylaws also require that a director own shares of common stock of the corporation having a total fair market value of at least $30,000 at the time the director is elected or appointed to the Board.

     At the 2001 Annual Meeting of Shareholders, four Class B Directors shall be elected to serve for a three-year term and until their successors are elected and qualified. The Board of Directors of the corporation has nominated the current Class B Directors to serve as Class B Directors for the next three-year term of office. The nominees for re-election this year are as follows:

     *    Daniel C. Gohn,
     *    Carl R. Hallgren,
     *    David G. Heisey, and
     *    Daniel H. Raffensperger.

     Each nominee has consented to serve a three-year term of office and until his successor is elected and qualified; subject, however, to required retirement at the age of 70. Mr. Gohn, who will attain the age of 70 in August of 2001, and Mr. Heisey, who will attain the age of 70 in October of 2003, will not be able to
complete the full three-year term due to this age limit.   Upon
the required retirement of a director, the Board may either appoint a new director to serve the remainder of the term or reduce the number of directors on the Board.

     Except as provided above, the Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the four nominees named above. If any nominee should become unavailable for any reason, the proxy holders will vote the proxies in favor of a substitute nominee selected by the Board of Directors.

     The Articles of Incorporation for the corporation prohibit cumulative voting in the election of directors. Each share of common stock held on the record date entitles its owner to cast one vote for each nominee. For example, if a shareholder owns 10 shares of common stock, he or she may cast up to 10 votes for each nominee.
     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTES FOR THE ELECTION OF THE ABOVE NOMINEES FOR CLASS B DIRECTOR.

                           MANAGEMENT

GOVERNANCE

     The Board of Directors of the corporation oversees all business, property and affairs of the corporation. The Chairman and officers keep the members of the Board informed of the corporation's business through discussions at Board meetings and by providing materials to them. During 2000, the Board of Directors held 13 meetings. The directors of the corporation also serve as the directors of the corporation's bank subsidiary, Union National Community Bank. The Board of Directors of the bank held 24 meetings in 2000. Each of the directors attended at least 75% of the total number of Board and committee meetings of the corporation's Board of Directors and at least 75% of the total number of Board and committee meetings of the bank's Boards of Directors during 2000.

DIRECTORS

     The following biographies provide selected information, as of March 26, 2001, about the directors of the corporation, including their occupation for at least the last five years. The terms of office for the various classes of directors expire as follows:

     *    The term for Class A Directors expires in 2003.
     *    The term for Class B Directors expires in 2001.
     *    The term for Class C Directors expires in 2002.


Name and Position                       Director        Class of
with the Company                        Since           Director
___________________                     _________       ________

Donald H. Wolgemuth
Director, Chairman of the Board         1986               C

Franklin R. Eichler
Director, Vice Chairman of the Board    1986               A

William E. Eby
Director                                1986               C
Mark D. Gainer
Director, President/
Chief Executive Officer                 1996               A

Daniel C. Gohn
Director                                1992               B

Carl R. Hallgren
Director, Secretary                     1986               B

David G. Heisey
Director                                1986               B

Darwin A. Nissley
Director                                1999               A

Benjamin W. Piersol, Jr.
Director                                1996               C

Daniel H. Raffensperger
Director                                1992               B

Class A Directors (to serve until 2003)

FRANKLIN R. EICHLER    Mr. Eichler (age 68) is the Chairman of
                       the Board of the Sico Company, a
                       distributor of petroleum products, located
                       in Mount Joy, Pennsylvania.   He is also
                       Chairman of the Board for, and part-owner of, the First Mount Joy Corporation (the holding company for Sico Company), and the Treasurer and a director of the Sico
                       Foundation, a charitable organization. He has served as a director and the Vice
                       Chairman of the corporation's Board of
                       Directors since 1986. He has served as a director of the bank since 1983 and as Vice Chairman of the bank since 1997.

MARK D. GAINER         Mr. Gainer (age 46) has served as
                       President and Chief Executive Officer of the corporation and its banking subsidiary since January 1999, when he succeeded the prior President and Chief Executive
                       Officer, Mr. William E. Eby.  He served as
                       Vice President of the
                       corporation from 1986 through 1998, as
                       Senior Vice President of the bank from
                       1982 through 1998, and as Chief Operating
                       Officer of the bank from 1996 through
                       1998. He has served as a director of the corporation and the bank since 1996.

DARWIN A. NISSLEY      Mr. Nissley (age 43) is a farmer and
                       partner in Nissley Brothers.  He has
                       served as a director of the corporation
                       and the bank since 1999.

Current Class B Directors (to serve until 2001)and Nominees for
Class B Directors (to serve until 2004 if re-elected)

Daniel C. Gohn         Mr. Gohn (age 69) is a former owner and
                       President of D. C. Gohn Associates, Inc., an engineering firm in Mount Joy, Pennsylvania. He is also the President and part-owner of MJT Associates, Inc., a land development corporation. He has been a director of the corporation and the bank since 1992.

CARL R. HALLGREN       Mr. Hallgren (age 63) is an attorney-at-
                       law.  He is part-owner and Treasurer of
                       the law firm of Morgan, Hallgren,
                       Crosswell & Kane, P.C., in Lancaster,
                       Pennsylvania, where he practices law.
                       Mr. Hallgren is also director and Vice
                       President of Conestoga Financial
                       Corporation (a title insurance company);
                       director and Vice President of Conestoga
                       Title Insurance Company; and director,
                       part-owner and the Treasurer of Seven
                       Hundred North Duke Abstract, Inc. He is also a general partner of Seven Hundred
                       North Duke Associates. He has served as a director and as Secretary of the corporation since 1986 and as a director of the bank since 1971. He has also provided legal services to the bank since
                       1979.

DAVID G. HEISEY        Mr. Heisey (age 67) is the President and
                       owner of David G. Heisey, Inc., a building contractor in Elizabethtown, Pennsylvania.
                       He is also President and part-owner of
                       Timber Villa, Inc., a retirement community and development, and President, part-owner and director of DD&K Inc., also a retirement community development company.
                       Mr. Heisey has served as a director of the corporation since 1986 and as a director of the bank since 1977.

DANIEL H. RAFFENSPERGER Mr. Raffensperger (age 66) is the
                        President, part-owner and Chairman of the Board of The Continental Press, Inc., a publisher located in Elizabethtown, Pennsylvania. He is also the President and part-owner of ITP of USA, Inc., a commercial printing company. Mr. Raffensperger has been a director of the corporation and the bank since 1992.

Class C Directors (to serve until 2002)


DONALD H. WOLGEMUTH    Mr. Wolgemuth (age 65) has been a partner
                       of Donegal Producers, a company engaged in renting and developing land in Lancaster
                       County, since 1996. Prior to 1997, he was President of Orchard View Farms, Inc., an agribusiness corporation. He is also
                       Treasurer and part-owner of Hill-n-Dale
                       Farm, another agribusiness.  He also
                       serves as Trustee Emeritus of LeTourneau
                       University. Mr. Wolgemuth has served as a director and as Chairman of the Board of the corporation since 1986, as Chairman of the Board of the bank since 1979, and as a director of the bank since 1967. He is authorized to attend the meetings of all committees of the Boards of Directors of the corporation and the bank.

WILLIAM E. EBY         Mr. Eby (age 64), now retired, served as
                       the President and Chief Executive Officer of the corporation from 1986 through 1998 and of the bank from 1984 through 1998.
                       He has been a member of the
                       corporation's Board of Directors since
                       1986 and of the bank's Board of
                       Directors since 1985.

BENJAMIN W. PIERSOL, JR. Mr. Piersol (age 48), a pharmacist, is the Vice President and co-owner of
                       Sloans Pharmacy, Inc., a retail pharmacy located in Lancaster County. He also serves as President of the Lancaster County Independent Pharmaceutical
                       Association.  Mr. Piersol became a
                       director of the corporation and the bank in 1996.

Committees of the Board of Directors

     During 2000, the corporation's and the bank's Boards of Directors maintained ten standing committees. The function of each of these committees is described below. Neither the corporation nor the bank maintains a nominating committee.

The bank's ASSET & LIABILITY MANAGEMENT INVESTMENT COMMITTEE makes recommendations to the Board of Directors concerning the investment of bank funds, monitors asset/liability management policies, manages earnings, liquidity and interest rate risk, and advises the Board of Directors on trends and related risks.

The bank's AUDIT COMMITTEE makes recommendations to the Board of Directors concerning the audit of the entire bank's operations.

The bank's COMPLIANCE COMMITTEE monitors procedures and documents for compliance with government regulations, evaluates regulatory changes, and monitors compliance functions in anticipation of regulatory examinations.

The bank's EDP (ELECTRONIC DATA PROCESSING) COMMITTEE monitors the electronic data processing systems in the bank's operations and procedures and makes recommendations for system enhancements to the Board of Directors.

The bank's HUMAN RESOURCES COMMITTEE makes recommendations to the Board of Directors concerning the salaries and benefits of directors, officers and employees of the bank. In addition, since the Stock Incentive Plan Committee was rolled into the Human Resources Committee starting in 1998, the Human Resources Committee has administered the corporation's stock incentive plans.

The bank's LOAN COMMITTEE advises and makes recommendations to the officers and directors of the bank concerning the loan functions of the bank.

The bank's PROPERTY & BUILDING COMMITTEE reviews bank facilities for needed maintenance and to advise the Board of Directors on construction projects for the bank.

The corporation's STRATEGIC PLANNING COMMITTEE reviews, analyzes and presents recommendations to the Board of Directors regarding the corporation's and bank's strategic plan.

The bank's TRUST COMMITTEE provides general supervision over all trust accounts held in the bank's Trust Department and reviews all new and closed trust accounts.

The bank's TRUST INVESTMENT COMMITTEE advises and makes recommendations to the Board of Directors concerning the investment and disposition of all funds held in a fiduciary capacity by the bank's Trust Department.

            Committees of the Boards of Directors
                  as of December 31, 2000

                          MEMBERS ON COMMITTEE (1)     Meetings
                                                     Held in 2000
                          _________________________  ____________

ASSET & LIABILITY
MANAGEMENT INVESTMENT     Clement M. Hoober, Chairman      5
                          William D. Linkous
                          Darwin A. Nissley
                          Michael A. Frey
                          Daniel C. Gohn
                          Mark D. Gainer
                          Carl R. Hallgren

AUDIT                     Benjamin W. Piersol, Jr.,        6
                          Chairperson
                          Evelyn I. Dehmey,
                          Ex Officio Secretary
                          Franklin R. Eichler
                          David G. Heisey
                          William D. Linkous
                          Darwin A. Nissley

COMPLIANCE                Evelyn I. Dehmey, Chairperson    2
                          Carl R. Hallgren
                          Brenda Glessner
                          Lisa Halbleib
                          Pat Weatherbie
EDP (ELECTRONIC DATA
PROCESSING)               Clement M. Hoober, Chairperson   1
                          Franklin R. Eichler
                          Mark D. Gainer
                          Amos F. Lichty
                          William D. Linkous
                          Daniel H. Raffensperger

HUMAN RESOURCES           Franklin R. Eichler, Chairperson 9
                          David G. Heisey
                          Benjamin W. Piersol, Jr.
                          Daniel H. Raffensperger
                          Mark D. Gainer, Ex Officio
                          Deana G. Hollister, Ex Officio

LOAN                      Mark Poliski, Chairman           50
                          Donald H. Wolgemuth/Franklin R. Eichler
                          Mark D. Gainer
                          Michael L. Maurer
                          David A. Bernot
                          Laura Kemmick

                          MEMBERS ON COMMITTEE (1)     Meetings
                                                     Held in 2000
                          _________________________  ____________

PROPERTY & BUILDING       David G. Heisey, Chairperson     4
                          William E. Eby
                          Richard K. Frey
                          Mark D. Gainer
                          Daniel C. Gohn
                          Thomas C. Mayer

STRATEGIC PLANNING        Mark D. Gainer, Chairperson      1
                          William E. Eby
                          Franklin R. Eichler
                          Michael A. Frey
                          Clement M. Hoober
                          Benjamin W. Piersol, Jr.
                          Donald H. Wolgemuth

TRUST                     Donald H. Wolgemuth, Chairperson 12
                          Mark D. Gainer, Vice Chairperson
                          Carl R. Hallgren
                          William E. Eby
                          Daniel C. Gohn
                          Daniel H. Raffensperger

TRUST INVESTMENT          Charles R. Starr, Chairperson    0
                          William E. Eby
                          Carl R. Hallgren
                          Daniel H. Raffensperger


(1) As Chairman of the Board, Donald H. Wolgemuth is authorized to attend all committee meetings.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee oversees the corporation's financial reporting process on behalf of the Board of Directors. A copy of the Committee's written charter, adopted by the Board of Directors, is attached to this proxy statement as Appendix A. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2000 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent auditors, who are responsible for expressing an opinion of the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the corporation's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has reviewed and discussed with the independent auditors the auditors' independence from management and the corporation, including the matters in the independent auditors' written disclosure and letter received by the Committee, as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     The Committee discussed with the corporation's internal and independent auditors the overall scope and plans for their respective audits of the 2000 financial statements. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the corporation's internal controls and the overall quality of the corporation's financial reporting. The Committee discussed with the independent auditors any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication on Audit Committees). The Committee held four meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Aggregate fees billed to the corporation and the bank by Beard Miller Company LLP, the independent auditors for the corporation, for services rendered during the year ended December
31, 2000, were as follows:

                    Audit Fees              $30,673.18
                    Financial Information
                    Systems Design and
                    Implementation Fees     $        0
                    All Other Fees          $  6,121.50

     In addition, the corporation's independent auditors for 1999, Trout, Ebersole & Groff, LLP, billed the corporation $300 for auditing services rendered in 2000, which consisted of meeting with Beard Miller Company LLP, the successor auditors.

     The Committee considered the compatibility of non-audit services with the auditors' independence.

     The Audit Committee is comprised of five directors, all of whom are considered "independent" as defined in the National
Association of Securities Dealers (NASD) listing standards.

     This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The foregoing report has been furnished by the current members of the Audit Committee.

                    Members of the Audit Committee
                    ______________________________
                    Benjamin W. Piersol, Jr., Chairman
                    Franklin R. Eichler
                    David G. Heisey
                    William D. Linkous
                    Darwin A. Nissley

CASH COMPENSATION OF DIRECTORS

     Directors receive no remuneration for attendance at meetings of the Board of Directors of the corporation. Each outside director of the bank received, in 2000, $327 for each Board Meeting, $150 for each committee meeting attended or special assignment, and a $4,326 annual retainer. In addition to the foregoing fees, Donald H. Wolgemuth, Chairman of the Board, and Franklin R. Eichler, Vice Chairman of the Board, received fees of $8,242 and $4,122, respectively, for their services in 2000 as Chairman and Vice Chairman. In the aggregate, directors received approximately $163,677 for all Board of Directors' meetings and committees meetings attended in 2000, including all retainers and the fees paid to the Chairman and Vice Chairman.

1999 INDEPENDENT DIRECTORS STOCK OPTION PLAN

     In 1999 the Board of Directors reserved 66,150 shares of common stock, as adjusted for stock dividends, for issuance under the 1999 Independent Directors Stock Option Plan, and shareholders approved the plan at the 1999 Annual Meeting of Shareholders. The purposes of the plan are as follows:

     * To advance the development, growth and financial condition of the corporation and the bank by providing additional incentives to non-employee members of the Board of Directors of the corporation by encouraging them to acquire stock ownership in the corporation;
     * To secure, retain and motivate non-employee directors of the corporation; and
     * To align the interests of non-employee directors with the interests of shareholders, including the interest in the appreciation of the corporation's stock.

     Persons eligible to receive awards under the plan are those directors who are not employees of either the corporation or its
subsidiaries.   Under the plan, each non-employee director is
granted options to purchase 1,102 shares of common stock, as adjusted for stock dividends, at each annual organization meeting of the Board following the corporation's Annual

Meeting of Shareholders. Accordingly, on April 26, 2000, the corporation granted each of ten independent directors options to purchase 1,102 shares of common stock. The exercise price is the fair market value of the common stock at the time of grant, or
$16.19.   The recipient may exercise these stock options at any
time during the 10-year period from the date of grant, subject to his or her continued employment by the corporation or bank. The number of shares issuable under the plan may be adjusted for stock splits, stock dividends and other capital changes.

PROCEDURE FOR NOMINATING DIRECTORS

     The corporation does not have a nominating committee. The entire Board of Directors selects nominees for the position of director. A shareholder who desires to nominate an individual for director should submit a proposal in writing to the Secretary of the corporation, in accordance with Section 10.1 of the corporation's bylaws, not less than 60 days prior to the date of any meeting of shareholders called for the election of directors. The nominating shareholder must include in the proposal certain information listed in Section 10.1 of the bylaws, as follows:

     *    The name and address of each proposed nominee;
     *    The age of each proposed nominee;
     *    The principal occupation of each proposed nominee;
     * The number of shares of the corporation owned by each proposed nominee;
     * The total number of shares that to the knowledge of the notifying shareholder will be voted for each proposed nominee;
     * The name and residence address of the notifying shareholder; and
     * The number of shares of the corporation owned by the notifying shareholder.

     You may obtain a copy of the corporation's bylaws by writing to Carl R. Hallgren, Secretary, Union National Financial
Corporation, P.O. Box 567, 101 East Main Street, Mount Joy,
Pennsylvania 17552.

EXECUTIVE OFFICERS OF THE CORPORATION

     The following table sets forth selected information, as of March 26, 2001, about the executive officers of the corporation, each of whom is elected by the Board of Directors annually and each of whom holds office at the discretion of the Board of Directors, except that certain officers have employment agreements with the corporation. See "Executive Compensation - Employment Contracts" below.

                                Bank        Number of
Name and            Held        Employee    Share Bene-
Position            Since       Since       ficially        Age
                                            Owned (1)
_________           _____       ________    ____________    _____

Mark D. Gainer,
President/Chief
Executive Officer   1999 (3)    1976        24,601 (2)      46

Clement M. Hoober,
Chief Financial
Officer/Treasurer   1991/
                    1998 (4)    1988        11,485 (2)      45

Charles R. Starr,
Insider Trading
Compliance Officer  1991        1970         4,300 (5)      54

Michael A. Frey,
Vice President      1999        1998        10,726 (2)      36
__________________

(1) Rounded to the nearest whole share. The securities "beneficially owned" by an individual are determined in accordance with the definitions of "beneficial ownership" set forth in the General Rules and Regulations of the Securities and Exchange Commission and may include securities owned by or for the individual's spouse and minor children and any other relative who has the same home, as well as securities to which the individual has, or shares, voting or investment power or has the right to acquire beneficial ownership within 60 days after March 26, 2001. However, options granted on December 14, 2000, under the 1997 Stock Incentive Plan, which become exercisable on June 14, 2001, are also included. Beneficial ownership may be disclaimed as to certain of the securities.

(2) For information on nature of ownership, please refer to "Principal Ownership of the Corporation's Stock by Principal
Shareholders and Management   Share Ownership by the Directors,
Executive Officers and Nominees" above.
(3) Prior to his appointment as President/CEO, Mr. Gainer had served as Vice President of the corporation since 1986.

(4) Mr. Hoober has served as Chief Financial Officer since 1991 and as Treasurer since 1998.

(5) Includes 2,546 shares held jointly with his spouse and options to purchase 1,754 shares.

EXECUTIVE OFFICERS OF THE BANK

     The following table presents selected information, as of March 26, 2001, about the executive officers of the bank, each of whom is elected annually by the Board of Directors and each of whom holds office at the discretion of the Board of Directors, except that certain officers have employment agreements with the bank. See "Executive Compensation - Employment Contracts" below.


                                    Bank      Number of
Name       Office and      Held     Employee  Share Bene-
           Position        Since    Since     ficially      Age
           With the                           Owned (1)
           Bank
_________  ___________     _____    ________  ____________  _____
Mark D.    President/      1999     1976      24,601 (2)    46
Gainer     Chief
           Executive
           Officer

Michael A. Executive       2001/
Frey       Vice            1999 (3) 1998      10,726 (2)    36
           President/Chief
           Operating Officer

Clement M. Senior Vice     1998     1988      11,485 (2)    45
Hoober     President/Chief
           Financial Officer
__________

(1) Rounded to the nearest whole share. For definition of "beneficial ownership," see footnote no. 1 to above table under "Executive Officers of the Corporation."

(2)   For information on nature of ownership, please refer to
"Principal Ownership of the Corporation's Stock by Principal
Shareholders and Management   Share Ownership by the Directors,
Executive Officers and Nominees" above.

(3) Mr. Frey has served as Executive Vice President since January 1, 2001. Prior to that, he had served as Senior Vice President since 1998. He has been Chief Operating Officer since 1999. Prior to joining the corporation's and the bank's management team in 1998, Mr. Frey's principal business experience was as Regional Vice President at CoreStates Bank, N.A.

EXECUTIVE COMPENSATION

     Shown below is information concerning the annual compensation paid to the following individuals for all services to the corporation and the bank for the 2000, 1999 and 1998 fiscal years:

     *    The Chief Executive Officer, and
     * The other four most highly compensated executive officers of the corporation and the bank, to the extent each person's total annual salary and bonus exceeded $100,000 for the 2000 fiscal year.


                   SUMMARY COMPENSATION TABLE
                   __________________________

                       Annual Compensation
                       ___________________

(a)               (b)   (c)               (d)        (e)

Name and                                             Other Annual
Principal          Year  Salary            Bonus     Compensation
Position                  ($)               ($)           ($)
_________          ____  ______            _____     ____________

Mark D. Gainer,    2000  149,533.76 (9)     --              --
President/Chief    1999  132,823.36      5,766.66 (2)       --
Executive Officer  1998  105,617.20        914.37 (1)       --
of the corporation
and the bank

Michael A. Frey,   2000 119,718.40 (9)      --              --
Vice President     1999 113,048.32       3,071.45 (2)       --
of the corporation;1998  47,166.48          --              --
Executive Vice
President/ Chief
Operating Officer
of the bank

Clement M. Hoober, 2000  97,230.48 (9)   4,750.00 (1)       --
Chief Financial    1999  95,387.84       2,593.89 (2)       --
Officer/Treasurer  1998  67,271.68         586.89 (1)       --
of the corporation;
Senior Vice President/
Chief Financial Officer
of the bank
________________________

                   SUMMARY COMPENSATION TABLE
                   __________________________

                      Long-Term Compensation
                      ______________________

                        Awards                Payouts
                        ______                _______

(a)              (b)   (f)         (g)        (h)    (i)

                                   Securities
Name and                Restricted Underlying         All
Principal               Stock      Options/   LTIP    Other
Position          Year  Award(s)   SARs       Payouts Compen-
                        ($)        (#)        ($)     sation($)
____________      ____  ________   __________ _______ ___________

Mark D. Gainer,   2000   --         5,000      --    13,798.87(6)
President/Chief   1999   --        10,500 (3)  --    11,982.37(6)
Executive Officer 1998   --         5,512 (3)  --     5,669.28(6)
of the corporation
and the bank

Michael A. Frey,  2000   --         2,500      --    11,021.31(7)
Vice President    1999   --         5,250 (4)  --     3,937.93(7)
of the            1998   --         2,756 (4)  --        20.30(7)
corporation;
Executive Vice
President/ Chief
Operating Officer
of the bank

Clement M. Hoober,2000   --         2,500      --     9,426.45(8)
Chief Financial   1999   --         5,250 (5)  --     8,217.84(8)
Officer/Treasurer 1998   --         2,756 (5)  --     3,667.26(8)
of the corporation;
Senior Vice President/
Chief Financial Officer
of the bank
________________________

(1)   Discretionary Board bonus.

(2) Discretionary Board bonus under bankwide incentive compensation program.

(3) 1998 and 1999 awards are adjusted for stock dividends after the date of grant. The corporation originally granted Mr. Gainer 5,000 options on December 11, 1998, and 10,000 options on December 9, 1999. The exercise prices of these options, as adjusted for stock dividends, are $17.91 and $19.42 per share, respectively. These options are currently exercisable. On December 14, 2000, the corporation granted Mr.

Gainer options to purchase 5,000 shares at the exercise price of $12.10. These become exercisable on June 14, 2001. The term of all options is ten years.

(4) The 1998 and 1999 awards are adjusted for stock dividends after the date of grant. The corporation originally granted Mr. Frey 2,500 options on December 11, 1998. The exercise price of these options, as adjusted for stock dividends, is $17.91 per share. On December 9, 1999, the corporation granted Mr. Frey options to purchase 5,000 shares. As adjusted, the exercise price is $19.42. These options are currently exercisable. On December 14, 2000, the corporation granted Mr. Frey options to
purchase 2,500 shares at the exercise price of $12.10.   These
will become exercisable on June 14, 2001. The term of all options is ten years.

(5) The 1998 and 1999 awards are adjusted for stock dividends after the date of grant. The corporation originally granted Mr. Hoober 2,500 options on December 11, 1998. The exercise price of these options, as adjusted for stock dividends, is $17.91 per share. On December 9, 1999, the corporation granted Mr. Hoober options to purchase 5,000 shares. As adjusted, the exercise price is $19.42. These options are currently exercisable. On December 14, 2000, the corporation granted Mr. Hoober options to
purchase 2,500 shares at the exercise price of $12.10.   These
will become exercisable on June 14, 2001. The term of all options is ten years.

(6) Includes life insurance premiums amounting to $396.00 for 2000 and for 1999 (premium cost of $150,000 term life insurance) and $121.80 for 1998 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $336.00 in 2000 and in 1999 and $266.40 in 1998, and $831.60 in 2000 for short-term disability insurance. Also includes employer's contributions to the 401(k) Profit Sharing Plan or the Employee Profit Sharing Retirement Trust Fund of $12,235.27, $11,250.37, and $5,281.08 for 2000, 1999, and
1998, respectively.

(7) Includes life insurance premiums amounting to $396.00 for 2000 and for 1999 (premium cost of $150,000 term life insurance) and $20.30 for 1998 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $210.00 in 2000 and in 1999, and $709.08 in 2000 for short-term disability insurance. Also includes employer's contributions to the 401(k) Profit Sharing Plan of $9,697.23 for 2000 and $3,331.93 for 1999.

(8) Includes life insurance premiums amounting to $396.00 for 2000 and for 1999 (premium cost of $150,000 term life insurance) and $121.80 for 1998 (premium cost of $50,000 term life insurance). Also includes premiums for long-term disability insurance amounting to $210.00 in 2000 and in 1999 and $190.08 in 1998, and $598.56 in 2000 for short-term disability insurance. Also includes employer's contributions to the 401(k) Profit Sharing Plan or the Employee Profit Sharing Retirement Trust Fund of $8,221.89, $7,611.84, and $3,355.38 for 2000, 1999, and 1998,
respectively.

(9) Includes accrual of paid time off. As determined by the Human Resources Committee, Mr. Gainer's base salary for 2000 was
$147,514;  Mr. Frey's base salary for 2000 was $118,144; and Mr.
Hoober's base salary for 2000 was $95,430.

OPTION GRANTS IN FISCAL YEAR 2000

     We present below information about any stock options which the corporation granted the executives named in the "Summary
Compensation Table" during 2000.

            OPTION/SAR GRANTS IN FISCAL YEAR 2000
                      INDIVIDUAL GRANTS
_________________________________________________________________
                 Individual Grants                   Potential
                                                     Realizable
                                                     Value at
                                                     Assumed
                                                     Annual
                                                     Rates of
                                                     Stock Price
                                                     Appreciation
                                                     for Option
                                                     Term
                 _________________                   ____________

               Number of  % of     Exercise
Name           Securities Total    or Base Expira-
               Underlying Options/ Price   tion      5%      10%
               Options/   SARs     ($/Sh)  Date      ($)     ($)
               SARS       Granted
               Granted    to
               (#)        Employees
                          In Fiscal
                          Year (1)
_____________ ___________ ________ _______ _________ ______ _____
(a)           (b)         (c)      (d)    (e)        (f)    (g)

Mark D. Gainer   5,000(1) 8.72%   12.10  12/13/10   38,048 96,421

Michael A. Frey  2,500(1) 4.36%   12.10  12/13/10   19,024 48,211

Clement M. Hoober2,500(1) 4.36%   12.10  12/13/10   19,024 48,211
____________________________

(1) Options were granted on December 14, 2000, and will become exercisable on June 14, 2001.

OPTION EXERCISES IN 2000 AND YEAR-END OPTION VALUES

     The following table sets forth certain information relating to stock options held by the executives named in the Summary
Compensation Table. As noted below, these executives did not exercise any of their stock options in 2000.

       Aggregated Option/SAR Exercises in Last Fiscal Year
            and Fiscal Year-end Option/SAR(1) Values
_________________________________________________________________

Name              Shares    Value     Number of     Value of
                  Acquired  Realized  Securities    Unexercised
                  on        ($)       Underlying    in-the-Money
                  Exercise            Unexercised   Options/SARs
                  (#)                 Options/SARs  at FY-End ($)
                                      at FY-End (#) Exercisable/
                                      Exerciseable/ Unexercisable
                                      Unexercisable
_______________   ________  _________ _____________ _____________
(a)               (b)       (c)       (d)           (e)

Mark D. Gainer    0          0        17,053/5,000  0/0 (2)

Michael A. Frey   0          0         8,006/2,500  0/0 (2)

Clement M. Hoober 0          0         8,816/2,500  0/0 (2)
________________

(1) A "SAR" is a stock appreciation right. The bank has not granted any SAR's.

(2) None of the options were in-the-money as of December 31, 2000. The market value of the corporation's common stock was $12.0625 per share as of December 31, 2000.

401(K) PROFIT SHARING PLAN

     The corporation does not have a retirement or pension plan. The bank, however, has a 401(k) Profit Sharing Plan, which replaced the prior non-contributory Employee Profit Sharing Retirement Trust Fund in 1999. The 401(k) plan is intended to comply with the requirements of Section 401(k) of the Internal Revenue Code and is subject to the Employee Retirement Income Security Act of 1974 (ERISA). An employee is generally eligible to participate in the plan after one year of employment in which he or she has completed at least 1,000 "hours of service." A separate account is maintained within the plan for each participant. Any eligible employee may elect to contribute certain portions of salary, wages, bonuses or other direct compensation to the plan. Each year, the bank contributes to the plan an amount of matching contributions, at its discretion. The bank also makes annual nonelective contributions to the plan at its discretion and subject to profitability. As in the prior plan, a participant's interest in the plan vests in 20% increments over a five-year period, except for amounts deferred by the employee, which are immediately 100% vested. Also, when a participant attains the retirement age of 591/2, all amounts are 100% vested. A participant's retirement benefit is essentially his or her accumulated vested account balance.

     The bank contributed $227,450.86 to the plan in 2000. In 1999 and 1998, the bank contributed $178,524.28 and $121,885.37, respectively, to the plan or the prior Employee Profit Sharing Retirement Trust Fund. In 2000 and 1999, the bank paid $6,870 and $5,545, respectively, for administrative expenses for the 401(k) plan. In 1999, the bank also paid $750 for expenses of the prior Employee Profit Sharing Retirement Trust Fund. In 1998, the bank paid $800 for expenses of the prior plan. The accumulated 401(k) plan benefits and plan net assets as of December 31, 2000, the date of the latest actuarial report, are
presented below.   Mr. Gainer has 24 years of credited service
under the plan, Mr. Frey has 2 years of credited service, and Mr. Hoober has 12 years of credited service.

     Actuarial present value of accumulated plan benefits:

                                     December 31, 2000
                                     _________________

     Vested                            $6,835,467.00
     Non-Vested                            38,095.73
                                       ______________
     Net Assets Available for Benefits $6,873,562.73

EMPLOYMENT CONTRACTS

     On January 1, 1999, the corporation, the bank and Mr. Mark
D. Gainer entered into an employment agreement. The agreement provides that Mr. Gainer serve as President and Chief Executive Officer of the corporation and the bank starting January 1, 1999, and defines Mr. Gainer's position, duties, compensation and benefits. The employment agreement has a term of five years, which term renews automatically for two additional successive five-year terms unless the corporation gives written notice of nonrenewal. The agreement also contains non-competition and confidentiality provisions.

     Mr. Gainer's current annual base salary under the agreement is $147,514. The corporation or the bank may increase the base salary from time to time. In addition, the corporation or the bank may periodically pay a bonus to Mr. Gainer. Mr. Gainer is also entitled to receive customary employee benefits made available to employees of the bank.

     Mr. Gainer will be entitled to 2.99 times the sum of his highest annual base salary under the agreement and the average of his annual bonuses for the last three calendar years, payable in 36 equal monthly installments, if:

     * Mr. Gainer terminates his employment for "good reason," as defined in the agreement;

     * The corporation or bank terminates Mr. Gainer's employment "without cause," as defined in the agreement, and absent a change in control of the corporation; or

     * Mr. Gainer's employment is terminated as the result of a change in control of the corporation.

     In addition, for a period of three years, or until Mr. Gainer secures similar benefits through other employment, he will continue to receive his prior regular benefits, including life and health insurance. Also, with certain conditions, he will receive additional retirement benefits the same as had his employment continued through the remaining employment term.

     If Mr. Gainer's employment is terminated due to disability, he will be entitled to a benefit consisting of 70% of the following amount: his highest annual base salary under the agreement together with the average of his annual bonuses for the last three calendar years. Amounts payable under any disability plan of the corporation or the bank will be subtracted from the amount due. He will also continue to receive his regular employee benefits. These disability benefits will cease upon Mr. Gainer's return to employment, his death or his turning 65.

     If the corporation or bank terminates Mr. Gainer's employment "for cause," as defined in the agreement, all of his rights under the agreement will cease.

     Michael A. Frey entered into a Change of Control Agreement with the bank on June 17, 1999. The agreement was effective as of August 3, 1998, Mr. Frey's date of employment with the bank, and will continue until either party gives the other written notice of termination of employment. If a change of control in the bank occurs and Mr. Frey's employment is terminated, other than "for cause," within six months after the date of the change in control, Mr. Frey will be entitled to receive a payment of 21
months of his current annual salary, paid biweekly.    The
agreement also contains a non-competition provision.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the corporation is responsible for the governance of the corporation and its subsidiary, the bank. In fulfilling its fiduciary duties, the Board of Directors acts in the best interests of the corporation's shareholders, customers and the communities served by the corporation and the bank. To accomplish the strategic goals and objectives of the corporation, the Board of Directors engages competent persons who undertake to reach these objectives with integrity and in a cost-effective manner. The compensation of these individuals is part of the Board of Directors' fulfillment of its duties to accomplish the corporation's strategic mission. The bank provides compensation to the employees of the corporation and the bank.

     The fundamental philosophy of the corporation's and the bank's compensation program is to offer competitive compensation opportunities for all employees based on the individual's contribution and personal performance. The Human Resources Committee, comprised of the four outside directors, listed below, fulfills the function of a Compensation Committee and administers the compensation program. The objectives of the committee are to establish a fair compensation policy to govern executive officers' base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers whose efforts will enhance the products and services of the corporation. Management believes that this policy will improve profitability, increase dividends to the corporation's shareholders and increase the appreciation in the market value of shares.

     Subject to the Board's approval, the Human Resources Committee determines general guidelines for the compensation of all officers of the corporation and the bank. Actual compensation for each officer is based on a performance review conducted by their supervisor. The Human Resources Committee, subject to the Board's approval, determines the Chief Executive Officer's and the Senior Vice President's compensation. The Board of Directors annually reviews the recommendations of the Human Resources Committee on compensation of the corporation's and bank's top executives. During 2000, the Board approved all such recommendations. As a guideline for review in determining base salaries, the committee uses information composed of outside, independent compensation surveys. Various peer groups are provided for a comparison basis. The peer groups include banks ranging from $200 million to $300 million in assets, and a regional peer group that includes south central Pennsylvania banks. These peer groups are different than the peer group used for the "Shareholder Return Performance Graph" which appears below. The peer group on the performance chart includes bank holding companies and banks listed on NASDAQ which may not be located in Pennsylvania. The committee refers to Pennsylvania peer group banks because of common industry issues and competition for the same executive talent group.

Chief Executive Officer Compensation
____________________________________

     The Board of Directors determined that the Chief Executive Officer's 2000 base salary of $147,514, representing an increase over his 1999 salary of 11.47%, was appropriate based on the committee's subjective determination, after review of all information deemed relevant, including the corporation's and bank's financial performance. There was, however, no direct correlation between the salary increase and these criteria, nor was any specific weight given to an individual criterium.

Executive Officers
__________________

     In 2000, the Board of Directors increased the total compensation of the corporation's and the bank's executive officers by approximately 7.1% over 1999 compensation, which percentage excludes officers who were not regular full-time employees. Compensation increases were determined by the Human Resources Committee based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives and, in some cases, on changes in the individual's position and duties. In determining whether strategic goals have been achieved, the Board of Directors considers, among numerous factors, the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the performance and increases in compensation were measured in light of these factors, there is no direct correlation between any specific criterion and the employees' compensation, nor is there any specific weight provided to any such criteria in the committee's analysis. The determination by the committee is subjective after review of all information, including the above, it deems relevant.

     Total compensation opportunities available to the employees of the bank are influenced by general labor market conditions, the specific responsibilities of the individual, and the individual's contributions to the bank's success. Individuals are reviewed annually on a calendar year basis. The bank strives to offer compensation that is competitive with that offered by employers of comparable size in the banking industry. Through these compensation policies, the corporation strives to meet its strategic goals and to provide compensation that is fair and meaningful to its employees.

                    Human Resources Committee
                    _________________________

   FRANKLIN R. EICHLER, CHAIRPERSON   DAVID G. HEISEY
   BENJAMIN W. PIERSOL, JR.           DANIEL H. RAFFENSPERGER


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Human Resources Committee, which functions as the Compensation Committee, makes recommendations to the Board of Directors concerning the compensation of employees. The membership of this committee includes only outside directors. Mark D. Gainer, President and Chief Executive Officer, is an ex officio member of the Human Resources Committee, but does not participate in his own review or vote on his own salary increases.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The line graph below provides an indicator of cumulative total shareholder return on the corporation's common stock as compared with the S&P 500 Stock Index and the Peer Group Index for the period of five fiscal years commencing January 1, 1996, and ending December 31, 2000. The graph shows the cumulative investment return, based on the assumption that a $100 investment was made on December 31, 1995, in each of the corporation's common stock, the S & P 500 Stock Index and the Peer Group Index. We computed these total returns based on the assumption that all dividends are reinvested in the stock. The shareholder return shown on the graph below is not necessarily indicative of future performance.

Comparison of Five Year Cumulative Total Return (1)
___________________________________________________

                         [GRAPHIC]
[The following is a description of the Performance Graph in a tabular format.]


              1995     1996     1997     1998     1999     2000
            ________ ________ ________ ________ ________ ________
Peer Group  1,000.00 1,124.75 1,645.80 1,913.57 1,611.16 1,441.43
Total

Peer Group    100.00   112.48   164.28   191.36   161.12   144.14
Total Index

Union National
Financial     100.00   121.63   122.97   102.37    97.43    78.41
Corporation

S&P 500       100.00   122.90   163.85   210.58   254.83   231.62
Total Return

S&P 500       100.00   122.90   163.85   210.58   254.83   231.62
Total
Return Index

(1)   The Peer Group Index includes the following companies:
ACNB Corporation, Bryn Mawr Bank Corporation, CNB Financial Corporation, Codorus Valley Bancorp, Inc., Drovers Bancshares Corporation, First West Chester Corporation, Franklin Financial Services Corporation, Hanover Bancorp, Inc., Juniata Valley Financial Corp., Penseco Financial Services Corp., PennRock Financial Services Corp. and Pioneer American Holding Company. These companies were selected based on three criteria: total assets between $150 million and $700 million; market capitalization greater than $30 million; headquarters located in Pennsylvania.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Except as set forth in the paragraphs immediately below, the corporation and the bank have not been involved in any material transactions since January 1, 2000, in which any director or executive officer of the corporation or the bank, any beneficial owner of more than 5% of the common stock of the corporation or any associate of such persons had a material interest. The corporation and the bank have engaged in, and intend to continue to engage in, banking and financial transactions in the ordinary course of business with directors and officers of the corporation and the bank and their associates on comparable terms and with similar interest rates as those prevailing from time to time for other customers of the corporation and the bank.

     Total loans outstanding from the corporation and the bank at December 31, 2000, to the corporation's and the bank's officers and directors as a group and to members of their immediate families and companies in which they had an ownership interest of 10% or more was $5,471,587 or approximately 24.5% of the total equity capital of the bank. These loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. The aggregate amount of indebtedness outstanding as of the latest practicable date, February 28, 2001, to the above described group was $5,774,293.

     In addition, the law firm Morgan, Hallgren, Crosswell & Kane, P.C., of which Carl R. Hallgren is a greater than 10% shareholder and at which Mr. Hallgren is employed as an attorney, provides routine legal services to the corporation and bank at its customary fee schedule. The amount of fees paid by the corporation and the bank to the law firm in 2000 accounted for less than 5% of the law firm's gross revenues for 2000. The corporation and the bank intend to continue to hire this firm for legal services in the future.

    SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the corporation's directors, executive officers and shareholders owning in excess of 10% of the corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the corporation with the Securities and Exchange Commission (SEC). SEC regulations require that these reporting persons furnish the corporation with copies of all Section 16(a) forms which they file. Based on a review of copies of such reports received by it, and on written representations of certain reporting persons that no Forms 5 were required, the corporation believes that the reporting persons complied with all such
Section 16(a) filing requirements in a timely fashion.

                         LEGAL PROCEEDINGS

     In the opinion of the management of the corporation and the bank, there are no proceedings pending that involve the corporation or the bank, which, if determined adversely to them, would have a material effect on their undivided profits or financial condition. There are no proceedings pending other than ordinary routine litigation incident to the business of the corporation and the bank. In addition, to management's knowledge, no government authorities have initiated, threatened to initiate, or contemplated any material legal actions against the corporation or the bank.

                        INDEPENDENT AUDITORS

     The Board of Directors has appointed Beard Miller Company LLP, as the corporation's independent auditors for its 2001 fiscal year. Beard Miller Company LLP, formerly Beard & Co., Inc., also served as the corporation's independent auditors for the 2000 fiscal year. Beard Miller Company LLP, has informed the corporation that none of its members has any financial interest in the corporation or the bank. A representative from the firm will be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement, if the representative desires to do so. The representative is expected to be available to respond to appropriate questions.

     On April 6, 2000, Trout, Ebersole & Groff, LLP, had informed the corporation that it declined to be reappointed as the corporation's independent auditors for the examination of the corporation's financial statements for the fiscal year ending December 31, 2000, because it was no longer able to perform the type of services required by the corporation. During the fiscal years 1999 and 1998 and interim periods, there were no disagreements with Trout, Ebersole & Groff, LLP, on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which agreements, if not resolved to the satisfaction of Trout, Ebersole & Groff, LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their reports. In addition, during that period, there have been no "reportable events" with Trout, Ebersole & Groff, LLP, as described in Item 304(a)(1)(i)(v) of Regulation S-K of the Securities and Exchange Commission. "Reportable events" would include the accountants' having advised the corporation that the internal controls necessary for the corporation to develop reliable financial statements did not exist, that information came to the accountants' attention that led it to no longer be able to rely on management's representations or that made it unwilling to be associated with the financial statements prepared by management, and certain other events. On April 27, 2000, upon approval by the Board of Directors, the corporation appointed Beard & Co., Inc., now Beard Miller Company LLP, as the corporation's independent auditors for the 2000 fiscal year. During the corporation's 1999 and 1998 fiscal years and interim periods prior to engaging the new auditors, the corporation did not consult Beard & Co., Inc., regarding any of the matters listed in
Item 304(a)(2) of Regulation S-K.

        SHAREHOLDER PROPOSALS AT THE 2002 ANNUAL MEETING

     Any shareholder who, in accordance with the proxy rules of the Securities and Exchange Commission, wishes to submit a proposal for inclusion in the corporation's proxy statement for its 2002 Annual Meeting of Shareholders, including nominations for directors, must deliver the proposal in writing to the President of Union National Financial Corporation at its principal executive offices, 101 East Main Street, Mount Joy, Pennsylvania 17552, no later than December 18, 2001.

     Also, if the corporation does not receive notice of a shareholder proposal that is not included in the corporation's proxy statement by March 2, 2002, the proxy holders at the 2001 Annual Meeting may vote against the proposal at their discretion. Under the corporation's bylaws, a different timeliness provision applies to nominations for directors. These must be submitted not less than 60 days prior to the date of the Annual Meeting. See "Management - Procedure for Nominating Directors" above.

                         OTHER MATTERS

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the accompanying Notice of Annual Meeting of Shareholders. If any matters are properly presented, the persons named in the accompanying proxy intend to vote on such matters in accordance with their best judgment.

                     ADDITIONAL INFORMATION

     We are enclosing a copy of the corporation's annual report with this proxy statement. In addition, any shareholder may obtain without charge a copy of the corporation's annual report on Form 10-K for its fiscal year ended December 31, 2000, including the financial statements and schedules, required to be filed with the Securities and Exchange Commission, by submitting a written request to Clement M. Hoober, Chief Financial Officer, Union National Financial Corporation, P.O. Box 567, 101 East Main Street, Mount Joy, Pennsylvania 17552.

APPENDIX A
             UNION NATIONAL FINANCIAL CORPORATION AND
                  UNION NATIONAL COMMUNITY BANK
                     AUDIT COMMITTEE CHARTER

AUDIT COMMITTEE MISSION

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities.
The Audit Committee's primary duties and responsibilities are to:

    * Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and regulatory compliance.
    * Monitor the independence and performance of the Company's independent auditors and internal auditing department.
    * Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership.

AUDIT COMMITTEE ORGANIZATION

Audit Committee members shall meet the requirements of the Exchange that the corporation is listed. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise. One of the members shall be designated "Chairman".

The Committee shall meet quarterly, or more frequently as circumstances dictate.

The Committee believes that the above mission statement sets fourth its primary roles and responsibilities. In that connection, the following is meant to serve as a guide in achieving that mission.

ROLES AND RESPONSIBILITIES

Financial Statement Review Procedures
_____________________________________
    1. Review the Company's interim financial results and annual audited financial statements prior to filing or distribution. The review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.
Discuss with Independent Auditors its judgment about the quality, not just acceptability, of the Company's accounting principles as applied in its financial reporting.

Financial Statement Review Procedures (Cont.)
_____________________________________________

    2. In consultation with management, independent auditors, and internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and steps taken by management to monitor, control, and report such exposures.

    3. Review significant findings prepared by the independent auditors and the internal auditors together with management's responses. Gain an understanding of whether internal control recommendations made by internal and independent auditors have been implemented by management.

Independent Auditors
_____________________

    1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

    2. Review the independent auditors' timetable, scope and approach of the quarterly reviews and annual examination of the financial statements.

    3. Obtain from the independent auditors their annual communication to the Audit Committee in satisfaction of SAS 61 regarding communication with the Audit Committee, and, if applicable, any commentary on internal contracts or other recommendations.

    4. Review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

Internal Auditors
_________________

    1. Approve an Annual Risk Assessment and Audit Plan developed by the internal auditors.

    2. Meet quarterly with the internal auditors to gain an understanding of the effectiveness of the internal audit function. These meetings will also serve in evaluating their performance.

    3. Review significant reports prepared by the internal auditors together with management's response and follow-up to these reports.

Internal Auditors (Cont.)
_________________________

    4. The Audit Committee may contract for internal audit services as necessary to assess the adequacy and effectiveness of internal controls, the accuracy of management reporting and compliance with laws, regulations and bank policy. The Audit Committee will set forth the outsourcing vendor's responsibilities in a written contract the terms of which comply with the "Interagency Policy Statement of Internal Audit and Internal Audit Outsourcing."

Compliance with Laws and Regulations
____________________________________

    1. Periodically obtain updates from management and compliance auditors regarding compliance with laws and regulations.

    2. Review the findings of any examination by regulatory agencies such as the Federal Reserve, FDIC, or Office of the Comptroller of the Currency.

    3. Be familiar with Management's response to regulatory examinations.

Other Committee Responsibilities
________________________________

    1. Review and update the Audit Charter annually and submit the charter to the Board of Directors for approval. Ensure that the charter is included within the Corporation's proxy statement once every three years.

    2. Prepare an annual Audit Committee Report for inclusion in the Corporation's Annual Proxy Statement that states a formal audit charter has been approved and that the Audit Committee has satisfied its responsibility during the year.

    3. Perform other oversight functions as requested by the Board of Directors. Further, The Audit Committee shall have the power to conduct or authorize investigations into any matters within the committee's scope of responsibilities.

    4. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

    5. Meet periodically with the internal auditors, the independent accountants, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the audit committee.

    6. Report Audit Committee actions to the Board of Directors with such recommendations, as the Audit Committee may deem appropriate.

              UNION NATIONAL FINANCIAL CORPORATION
                             PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby constitutes and appoints Marilyn Geib and Erma Witmer, and each or any of them, proxies of the undersigned, with full power of substitution to vote all of the shares of Union National Financial Corporation (the "Corporation) that the undersigned shareholder may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Gathering Place, 6 Pine Street, Mount Joy, Pennsylvania 17552, on Wednesday, May 16, 2001, at 10:00 a.m., Eastern Time, and at any adjournment or postponement of the meeting as follows:

1.   ELECTION OF FOUR CLASS B DIRECTORS TO SERVE FOR A THREE-YEAR
TERM:

      Daniel C. Gohn            David G. Heisey
      Carl R. Hallgren          Daniel H. Raffensperger

 [    ]  FOR all nominees        [    ]  WITHHOLD AUTHORITY
         listed above (except            to vote for all nominees
         as marked to the                listed above
         contrary below)*

     The Board of Directors recommends a vote FOR all nominees listed above.

     *Instruction:  To withhold authority to vote for any
individual nominee(s), write that nominee's name(s) on the space provided below:
     ____________________________________________________________

2. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

THIS PROXY, WHEN PROPERLY SIGNED AND DATED, WILL BE VOTED IN THE
MANNER SPECIFIED BY THE UNDERSIGNED SHAREHOLDERS.  IF NO
SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES
LISTED ABOVE.

Dated: __________________, 2001


                                   _____________________________
                                   Signature
                                   Print name:__________________



                                   _____________________________
                                   Signature
                                   Print name:__________________

Number of Shares Held of Record
on March 26, 2001:

________________

    * This proxy must be dated, signed by the shareholder and returned promptly to Union National Financial Corporation in the enclosed envelope.

    * When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign.

    *   If stock is held jointly, each owner should sign.

            [Union National Community Bank Letterhead]


April 17, 2001

Dear Dividend Reinvestment and Stock Purchase Plan Participant:

     As a participant in the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan, you are entitled to instruct the Plan Administrator, Union National Community Bank, Trust Department, to vote the shares that are held on your behalf in the Plan at the 2001 Annual Meeting of Shareholders of the Corporation. To instruct the Plan Administrator as to how you would like these shares voted at the Annual Meeting, please complete the enclosed Voting Instruction Card/Proxy. At the Annual Meeting, in accordance with the Plan, the Plan Administrator will vote the shares held in the Plan for which participants have executed and returned a Voting Instruction Card/Proxy.

     Enclosed is a copy of the Corporation's Notice of Annual Meeting and Proxy Statement in connection with the 2001 Annual Meeting of Shareholders and a copy of the Corporation's 2000 Annual Report. Also enclosed is a Voting Instruction Card/Proxy which should be completed and returned to the Plan Administrator in the enclosed envelope.

     If you have any questions, please contact the undersigned.

Sincerely,

/s/ Charles R. Starr

Charles R. Starr
Vice President, Trust Officer

          DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

                 VOTING INSTRUCTION CARD/PROXY

               UNION NATIONAL FINANCIAL CORPORATION

    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2001

_________________________

     The undersigned hereby constitutes and appoints Charles R. Starr, Union National Community Bank, Plan Administrator for the Union National Financial Corporation Dividend Reinvestment and Stock Purchase Plan (the "Plan"), a proxy of the undersigned, with full power of substitution, to vote all of the shares of Union National Financial Corporation (the "Corporation") that the Plan holds on behalf of the undersigned and may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at The Gathering Place, Six Pine Street, Mount Joy, Pennsylvania 17552, on Wednesday, May 16, 2001, at 10:00 a.m., Eastern time, and at any adjournment or postponement of the meeting, as follows:

(1)   ELECTION OF CLASS B DIRECTORS TO SERVE FOR THE THREE-YEAR
TERM

     *   Daniel C. Gohn
     *   Carl R. Hallgren
     *   David G. Heisey
     *   Daniel H. Raffensperger

     [   ]   FOR all            [   ]   WITHHOLD AUTHORITY
             listed above (except       to vote for all
             as provided to the         nominees listed
             contrary below)*           above

     *INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S), WRITE THAT NOMINEE'S NAME(S) ON THE SPACE
PROVIDED BELOW:

     ____________________________________________________________

     The Board of Directors recommends a vote FOR all nominees listed above.

(2) In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
MANNER DIRECTED BY THE UNDERSIGNED DIVIDEND REINVESTMENT AND
STOCK PURCHASE PLAN PARTICIPANT.  IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE.



                         Dated: _________________, 2001

                         _______________________________


                         _______________________________
                         Signature(s) of Shareholder(s)
                         Dividend Reinvestment and Stock Purchase
                         Plan Participant

Number of Shares Held of
Record on March 26, 2001:

_____________________

     THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SHARES OF COMMON STOCK HELD IN YOUR DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SHARES OF COMMON STOCK CAN BE VOTED ONLY BY THE PLAN ADMINISTRATOR AS THE HOLDER OF RECORD OF THE SHARES.

     PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTION
CARD/PROXY TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.